                                    AGREEMENT

     THIS AGREEMENT is made, entered into and effective this _10__ day of _April__, 2000, by and between Mountaineer Park, Inc., a corporation organized and existing under the laws of the State of West Virginia (MPI) and Mountaineer Park Horsemen's Benevolent and Protective Association, Inc., (HBPA), a corporation organized and existing under the laws of West Virginia (HBPA).

     WHEREAS, MPI owns and operates the Mountaineer Racetrack & Gaming Resort located in Chester, West Virginia ("Mountaineer") which conducts live, year-round thoroughbred horse racing; and

     WHEREAS, Mountaineer does not currently simulcast its live races for wagering at other tracks or off-track wagering facilities ("export simulcasting"); and

     WHEREAS, in the event Mountaineer were to commence export simulcasting, the HBPA is to be entitled to a percentage of export simulcasting revenues pursuant to WestVirginia Code 19-23-12c and by recent amendment to West Virginia Code 19-23-12c, such funds may be used, upon agreement between HBPA and Mountaineer for capital improvements supporting simulcast operations; and

     WHEREAS, as evidenced by the August 15, 1997, Agreement, as amended by Addendum dated October 6, 1997, MPI and the HBPA have and will continue to exert their joint efforts to conduct live racing at Mountaineer and to maximize revenues whether through live or export simulcasting handle; and

     WHEREAS, MPI and HBPA agree and acknowledge that it would be, mutually beneficial if Mountaineer were to provide export simulcasting of its live racing program to various outlets and distributors within and outside the State of West Virginia; and

     WHEREAS, in light of the mutual benefits to be derived from export simulcasting at Mountaineer, MPI and HBPA agree to share the costs and expenses associated with Mountaineer's commencement of export simulcasting as set forth below.

     NOW THEREFORE, in consideration of the mutual convenants herein contained and other good and valuable, consideration, the sufficiency of which is hereby acknowledged, the parties undertake and agree as follows:

     1. TERM. The term of this Agreement: (i) shall commence upon its full execution and the specific written approval for or ratification of this Agreement by the West Virginia Racing Commission; (ii) terminate on December 24, 2001; and (iii) may be extended by mutual agreement of parties hereto FOR UP TO TWO (2) RENEWAL PERIODS OF ONE (1) YEAR EACH AND ONE (1) RENEWAL EQUAL TO THE INTERIM BETWEEN THE DATE HEREOF AND THE DATE OF COMMENCEMENT OF EXPORTING SIMULCAST, IN ACCORDANCE WITH PARAGRAPH 2(b) BELOW. The parties hereto agree to record the actual date export simulcasting operations commence on a form substantially similar to that attached as Exhibit B Certificate Confirming Export Simulcasting Commencement Date attached hereto and made a part hereof. The parties also agree and acknowledge that this Agreement is effective as of the date of execution and MPI shall undertake all Improvements, as


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

defined below, and incur all costs and expenses so related, in specific reliance upon this Agreement. This agreement supersedes all prior agreements between the parties concerning the export simulcast signal.

     2. ALLOCATION AND PAYMENT OF IMPROVEMENT COST . (a) In furtherance of the parties' respective desires to provide for and facilitate export simulcasting, and in recognition that such simulcasting necessarily requires certain improvements and upgrades to Mountaineer's facilities and infrastructure and the purchase of certain additional equipment (the "Improvements"), the parties agree to share equally the costs and expenses, including without limitation all amounts of principal, interest (as described below), and ancillary costs, of the improvements as set forth on Exhibit A titled Improvements and Improvement Costs attached hereto and made a part hereof ("Improvement Costs"). The parties acknowledge that improvements other than those set forth on Exhibit A may be required to facilitate the export simulcasting envisioned by this Agreement. Those expenditures not specifically listed on Exhibit A shall be subject to the terms of this Agreement only upon the subsequent written consent of the HBPA.

     (b) Such Improvement Costs shall be amortized over a three (3) year period commencing on the commencement date of export simulcasting as indicated on Exhibit B and payable on each day during which Mountaineer conducts export simulcasting. The parties agree that HBPA's share of the Improvement Costs delineated in Exhibit A shall be payable from, exclusively, export simulcasting revenues otherwise to be deposited in the purse fund pursuant to West Virginia Code 19-23-12c [as amended] (i.e. fifty percent of transmission fees after deductions set forth in subsection (b) of West Virginia Code 19-23-12c, referred to herein as the "Purse Payment") for the initial term of this Agreement. The parties have estimated, based upon 210 days of export simulcasting per calendar year and Improvement Costs as set forth on Exhibit A, that the HBPA's payment for Improvement Costs, including reimbursement of interest, shall be $2,795.79 per day of export simulcasting. To the extent the Purse Payment for any given day exceeds $2,795.79, then such excess shall be deposited into the purse fund. If during the term of this Agreement, either the number of export simulcast days or the amount of Improvement Costs changes, the parties agree to adjust the HBPA's payment schedule equitably.

     (c) If at the conclusion of the initial term of this Agreement the HBPA has not paid its share of Improvement Costs in full then this Agreement shall, at HBPA's election, be either: (i) renewed for a period of one (1) year up to two (2) times until HBPA's share of (c)If at the conclusion of the initial term of this Agreement the HBPA has not paid its share of Improvement Costs in full, then this Agreement shall, at HBPA's election be either: (i) renfor a Improvement Costs is satisfied; or (ii) renegotiated to provide the schedule of payments for HBPA's share of Improvement Costs; PROVIDED, HOWEVER, that if the parties cannot agree upon a new schedule despite good faith efforts, then the Agreement shall be renewed in accordance with the preceding clause of this subsection. At no time will any renegotiated contract exceed a two (2) year period. In no case will the total term including any renegotiated contract, exceed a total of 5 years inclusive from the date of commencement of exporting simulcasting.

     (d) HBPA understands that MPI currently pays its lender interest at the rate of 9.5% annually, subject to rate adjustments as contained in the lending agreement. The parties agree and understand that the interest rate quoted herein in various sections shall be adjusted to mirror any adjustment (upward or downward) in MPI's rate of interest and the rate of interest herein shall be MPI's actual rate of interest in effect at the time of the expenditure. In addition to its share of Improvement Costs, HBPA shall also pay MPI such interest (which is reflected in the daily payment of $2,795.79) for the following improvements only: (i) track lighting upgrade; (ii) paving of backside roadways; and (iii) IMPROVEMENTS AND PAVING OF ALL EXISTING DITCHLINES, as more fully set forth on Exhibit A as items numbered 1, 3, 5, 6, 7 and 8. (whether MPI pays for the Improvement Costs out of its current cash or draws against its line of credit). MPI shall provide HBPA with monthly reports detailing the outstanding sums of principal and interest owed by HBPA. and amounts of Improvement Costs by expenditures which shall be accompanied by copies of invoices and copies of CANCELLED checks and outstanding sums of principal and interest owed by HBPA. In the event MPI refinances its debt at a lower interest rate, the amount of interest paid thereafter by the HBPA shall be adjusted accordingly.

     3. OWNERSHIP AND CONTROL. It is agreed that all right, title and beneficial interest in and to all Improvements constructed, purchased, obtained or effected in furtherance of export simulcasting operations funded pursuant to this Agreement and/or specifically listed on Exhibit A hereto, shall be owned solely and exclusively by MPI. HBPA shall have no right in or title to the Improvements and expressly agrees, acknowledges and covenants that it shall have no right or authority to and shall not under any circumstances sell, transfer, or convey or grant a security interest in, cause a lien, mortgage or other third-party security interest to attach to or otherwise encumber the Improvements.

     4. TERMINATION: NO GUARANTY. MPI in its sole and absolute discretion, may discontinue export simulcasting after twelve (12) months following its commencement to be indicated on Exhibit B. In the event that MPI decides to discontinue export simulcasting, HBPA shall be relieved of any further financial obligations under this Agreement. Further, the parties acknowledge, each to the other, that neither party can provide any assurances or guarantees or make any representations, express or implied, that export simulcasting at Mountaineer will be successful or that the parties' joint efforts in furtherance of export simulcasting will permit the parties to recoup the Improvement Costs during the term of this Agreement or thereafter. Upon expiration or earlier termination of this Agreement, any and all expenses and revenues for export simulcasting shall be allocated according to West Virginia Code 19-23-12c as it may be amended from time to time.

     5. VIDEO LOTTERY REVENUES. In accordance with the West Virginia Racetrack Video Lottery Act (West Virginia Code 29-22A-1 et. seq.) in no even shall proceeds from Mountaineer's video lottery operations which statutorily are dedicated to the Horsemen's Purse Fund be used to pay the Improvement Costs.

     6. SUCCESSORS AND ASSIGNS . The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the parties and their respective successors and permitted assigns. Neither MPI nor HBPA may assign their rights or delegate their obligations under this Agreement without the prior written consent of the other party. Notwithstanding anything herein to the contrary, MPI shall be permitted to assign this Agreement without HBPA's consent to any entity approved by the West Virginia Racing Commission and having financial capability comparable to MPI by providing notice to HBPA within thirty
(30) days of such assignment.

     7. MODIFICATION AND WAIVER. None of the terms or conditions of this Agreement may be waived, except in writing by the party or parties entitled to the benefit thereof. No supplement, modification or amendment of this Agreement shall be binding unless duly executed in writing by both parties. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision (whether or not similar) nor shall such waiver constitute a continuing waiver.

     8. SEVERABILITY. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws by any court of competent jurisdiction, such illegality, invalidity or unenforceability shall not affect the legality, enforceability or validity of any other provisions or of the same provisions applied to any other fact or circumstances and such illegal, unenforceable or invalid provision shall be modified to the minimum extent necessary to make such provision legal, valid or enforceable, as the case may be.

     9. NOTICES. Any notice, request, instruction or other document to be given under this Agreement by either party to the other party shall be in writing and (i) delivered personally; (ii) sent by telecopy; (iii) delivered by overnight express (charges prepaid); or (iv) sent by registered or certified mail (postage pre-paid) addressed as follows:

     If to MPI to:                           Edson R. Arneault, President
                                             Mountaineer Park, Inc.
                                             Route 2, P.O. Box 358
                                             Chester, West Virginia 26034

     If to HBPA to:                          Charles E. Bailey, President
                                             Mountaineer Park, HBPA
                                             Route 2, P.O. Box 358
                                             Chester, West Virginia 26034

or at other such address for a party as shall be specified by like notice. Any notice which is delivered personally, telecopied or sent by overnight express in the manner provided in this section shall be deemed to have been duly given to the party to whom it is addressed upon actual receipt by such party. Any notice which is addressed and mailed in the manner herein provided shall be conclusively presumed to have been given to whom it is addressed at the close of business Eastern Standard time, on the third business day after it is so placed in the mail.

     10. MISCELLANEOUS . This Agreement: (i) shall be governed by and construed in accordance with the laws of the State of West Virginia and any legal action shall be MEDIATED prior to any legal action in an appropriate court of the State of West Virginia, (in the event of any such action BOTH PARTIES AGREE TO WAIVE THEIR RESPECTIVE RIGHT TO A JURY TRIAL and agree that the prevailing party shall be entitled to all costs and expenses thereof, including reasonable attorney fees); (ii) constitutes the entire agreement and understanding between the parties and supercedes all prior agreements and understanding between the parties, written and oral, with regard to the subject matter herein; (iii) may be executed in multiple counterparts, each of which shall constitute an original and all of which shall constitute one and the same Agreement, and (iv) incorporates by reference all exhibits and schedules attached hereto as if fully set forth herein.


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

     11. RESTROOMS. MPI agrees to upgrade all backside bathrooms, at MPI's expense, in accordance with attached Exhibit C, which identifies problem areas of major concern to horsemen. MPI shall use its best effort to complete the restrooms no later than ninety (90) days following approval of this Agreement by the West Virginia Racing Commission.

     12.  HBPA will have access to all bids and final bills.

 IN WITNESS WHEREOF, MPI has hereunto set its hand and seal, or has caused its name to be hereunto subscribed and HBPA has hereunto set its hand and seal, or has caused its corporate name to be hereunto subscribed and its corporate seal to be hereunto affixed and attested by its duly authorized officers, as the case may be, as of the day and year first above written.

WITNESS:                                MOUNTAINEER PARK INC.

/S/                                     /S/ EDSON R. ARNEAULT
-----------------------------           ----------------------------------------
                                        By: Edson R. Arneault
                                        Its: President

WITNESS:                                MOUNTAINEER PARK HORSEMEN'S
                                        BENEVOLENT AND PROTECTIVE
                                        ASSOCIATION, INC.

/S/                                     /S/ CHARLES E. BAILEY
-----------------------------           ----------------------------------------
                                        By: Charles E. Bailey
                                        Its: President

                                    EXHIBIT A

                  AUTHORIZED IMPROVEMENTS AND IMPROVEMENT COSTS

1. Lighting upgrade for both the turf and dirt track in an amount up to $1,489,000.00 with interest accrued at nine and one-half percent (9.5%) per annum.*

2. Video production system upgrade at a cost of up to $450.00 per live race day.

3. Installation of the internal electronics for the Ferranti Packard reflective disc board (tote board) through a five year lease agreement with Autotote at an installation cost of up to $17,033.18 plus interest at the rate of nine and one-half percent 99.5%) per year*, plus a fee of $125.00 per live race day.

4. Extension of the current Autotote contractual agreement at an added cost of up to $9,000.00 per year.

5. Installation of paving for the backside area, roadways, backside parking lots, and improvements and paving of the existing ditchlines at a cost of up to $551,289.06 with interest accrued at nine and one-half percent (9.5%) per annum.* The parties acknowledge that portions of the paving have been completed prior to the date of this Agreement, and the remaining paving will be completed within one hundred twenty (120) days following approval of the Agreement by the West Virginia Racing Commission, or as soon thereafter as is reasonable and prudent.

6. Contract with an independent consultant, chosen by mutual agreement of the parties, to determine improvement options for the racing surfaces, dirt and turf. Complete any improvements or repairs recommended by the consultant, up to a maximum expenditure of $500,000 with interest accrued at nine and one-half percent (9.5%) per annum* Improvements or repairs recommended will be completed within one hundred twenty (120) days following approval of the Agreement by the West Virginia Racing Commission, or as soon thereafter as is reasonable and prudent. MPI agrees to make-up any live race days lost due to improvements to the track surfaces pursuant to the West Virginia Code 19-23-12b.

7. Installation, of 300 "dusk to dawn" lights on the backside at a cost of up to $52,000.00 with interest accrued at nine and one-half percent (9.5%) per annum.* Such lighting to be completed within one hundred twenty (120) days following approval of the Agreement by the West Virginia Racing Commission, or as soon thereafter as is reasonable and prudent.

8. Replacement of thirty (30) and repair of fifty (50) feed sheds on the backside at a total cost of up to $24,000.00 with interest accrued at nine and one-half percent (9.5%) per annum.* Such construction and repairs to be completed within one hundred twenty (120) days following approval of the Agreement by the West Virginia Racing Commission, or as soon thereafter as is reasonable and prudent.

     *Interest rates quoted herein are subject to the provisions of 2(d) of the Agreement.


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

                                    EXHIBIT B

                             CERTIFICATE CONFIRMING
                      EXPORT SIMULCASTING COMMENCEMENT DATE

     THIS CERTIFICATE CONFIRMING EXPORT SIMULCASTING COMMENCEMENT DATE is attached to and made a part of the Agreement dated the _____ day of ________________, 2000, by and between Mountaineer Park, Inc., a corporation organized and existing under the laws of the State of West Virginia ("MPI") and The Horsemen's Benevolent and Protective Association, Inc. West Virginia - Mountaineer Park Division ("HBPA"), a corporation organized and existing under the laws of West Virginia ("HBPA").

     The construction, purchase and undertaking of the Improvements, as described in the

  Agreement and delineated on Exhibit B thereto have been completed and the Export Simulcasting Commencement Date is the _____ day of ___________________,
 _______.

WITNESS:                           MOUNTAINEER PARK INC.
------------------------------     -------------------------------------
                                   By: Edson R. Arneault
                                   Its: President

WITNESS:                           MOUNTAINEER PARK HORSEMEN'S
                                   BENEVOLENT AND PROTECTIVE
                                   ASSOCIATION, INC.


------------------------------     -------------------------------------
                                   By: Charles E. Bailey
                                   Its: President


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

                                    EXHIBIT C

                              BACKSIDE IMPROVEMENTS
                                   (RESTROOMS)

 UNDER REC HALL

 ELECTRICAL

     WOMEN'S RESTROOM
     -INSTALL NEW LIGHTS AFTER DROP CEILING
     -INSTALL LIGHTS OVER COMMODE AREA
     -INSTALL ADDITIONAL WALL PLUGS

     MEN'S RESTROOM

     -INSTALL NEW LIGHTS AFTER DROP CEILING

CARPENTRY

     WOMEN'S RESTROOM
     -NEW DOOR AND HANDLE WITH LOCK
     -DROP CEILING
     -NEW CABINET FOR SINK
     -STALL DOORS IN COMMODE AREA & HANDRAIL ON HANDICAP STALL
     -MIRROR
     -WHEELCHAIR ACCESSIBLE INTO BATHROOM

     SHOWER AREA
     -SHOWER DOORS INSTALLED (INSTEAD OF CURTAIN)
     -HOOKS ON WALLS
     -BENCH IN CHANGING AREA

     MEN'S RESTROOM
     -MIRROR
     -EXHAUST FANS IN COMMODE/SHOWER AREA
     -NEW DOOR
     -DROP CEILING
     -SHOWER DOORS INSTALLED (INSTEAD OF CURTAIN)
     -HOOKS. ON WALLS
     -SHORTEN BENCH
     -COMMODE AREA - PUT STALLS WITH DOORS

PLUMBING
(TO UPGRADE HEATING)

     WOMEN'S RESTROOM
     -FIX LEAK IN COMMODE AREA
     -NEW COMMODE SEATS

BACKSIDE IMPROVEMENTS (CONTINUED)
(RESTROOMS)
Page 2

UNDER REC HALL (CONTINUED)

PLUMBING

     WOMEN'S RESTROOM - CONTINUED
     -CENTER DRAIN NEEDS FIXED & COVERED (FOAM REPLACED WITH CEMENT) -HEATING NEEDS IMPROVED

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

     SHOWER AREA.
     -DRAIN NEEDS FIXED AND COVERED (FOAM REPLACED WITH CEMENT)

     MEN'S RESTROOM
     -FIX AND COVER DRAINS PROPERLY
     -NOT ENOUGH HEAT

     PAINTING
     WOMEN'S RESTROOM
     -PAINT FLOOR

     SHOWER AREA
     -PAINT WALLS AND FLOOR

     MEN'S RESTROOM
     -PAINT ENTRANCE BY PHONE

     -PAINT FLOORS
     -PAINT INSIDE SHOWER STALLS

UPPER BATHHROOMS (BARN H)

CARPENTRY

     WOMEN'S RESTROOM
     -NEW ENTRANCE DOOR AND LOCK
     -MIRROR

BACKSIDE IMPROVEMENTS (CONTINUED)
(RESTROOMS)
Page 3

UPPER BATHROOMS (BARN H) - CONTINUED

CARPENTRY

     MEN'S RESTROOM


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

     -MIRROR
     -ENTRANCE DOOR
     -EXHAUST FAN

 PLUMBING

     WOMEN'S RESTROOM
     -FIX LEAKS
     -REPAIR DRAIN COVERS

     MEN'S RESTROOM
     -REPAIR LEAKING TANK ON COMMODE
     -REPAIR LEAK ON PIPE TO TANK ON COMMODE

     -REPAIR URINAL
     -3 NEW SINKS AND FAUCETS

 PAINTING

     WOMEN'S RESTROOM
     -TRIM PAINT
     -PAINT FLOOR

     MEN'S RESTROOM
     -PAINT CEILING
     -PAINT FLOOR

 UNDER KITCHEN

 ELECTRICAL

     WOMEN'S RESTROOM
     -WALL PLUG
     -NEW LIGHTS

 BACKSIDE IMPROVEMENTS (CONTINUED)
 (RESTROOMS)
 Page 4

 UNDER KITCHEN (CONTINUED)

 ELECTRICAL

         MEN'S RESTROOM


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

     -WALL PLUGS

 CARPENTRY

     WOMEN'S RESTROOM
     -EXHAUST FAN INSTALLED

     MEN'S RESTROOM
     -NEW DOOR
     -MIRROR
     -DOORS ON STALLS

 PLUMBING

     WOMEN'S RESTROOM
     -COMMODES LEAK

     MEN'S RESTROOM
     -DRAIN COVERS
     -CENTER DRAIN IS PLUGGED
     -URINALS DO NOT WORK
     -SINK SPIGOT NEEDS REPLACED
     -INSTALL ELECTRIC WALL MOUNTED HEATER

 PAINTING

     WOMEN'S RESTROOM
     -ENTRANCE DOOR PAINTED
     -STALL AREAS PAINTED
     -PAINT FLOOR & ADDITIONAL COAT ON WALLS

     MEN'S RESTROOM
     -PAINT FLOOR ON ENTRANCE AREA
     -PAINT 2 ND COAT ON WALLS
     -PAINT FLOORS


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